UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549



                                 FORM 8-K
                              CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   December 5, 2003



                            ELIZABETH ARDEN, INC.
          (Exact name of registrant as specified in its charter)



            Florida                  1-6370               59-0914138
 (State or other jurisdiction     (Commission           (IRS Employer
        of incorporation)         File Number)        Identification No.)



   14100 N.W. 60th Avenue, Miami Lakes, Florida            33014
     (Address of principal executive offices)             (Zip Code)


   Registrant's telephone number, including area code:   (305) 818-8000




           ____________________________________________________
        (Former name or former address, if changed since last report)

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (c)     Exhibits.

                  99.1    Press Release dated December 5, 2003.


Item 12.  Results of Operations and Financial Condition.

     On December 5, 2003, Elizabeth Arden, Inc. (the "Company") issued a press release to (i) announce the financial results for the Company's third quarter ended October 25, 2003, and (ii) to provide net sales and diluted earnings per share guidance for the remainder of fiscal year 2004.

     A copy of the press release is attached to this Form 8-K as
Exhibit 99.1.




                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ELIZABETH ARDEN, INC.


Date:  December 5, 2003               /s/ Stephen J. Smith
       ----------------               --------------------
                                      Stephen J. Smith
                                      Executive Vice President and
                                      Chief Financial Officer

                                EXHIBIT INDEX


Exhibit Number                            Description
--------------      --------------------------------------------------------
     99.1           Press Release dated December 5, 2003.